UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K/A
(Amendment No. 1)
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (March 24, 2021)
________________________
Bally's Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-38850	20-0904604
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Westminster Street
Providence	RI	02903
(Address of Principal Executive Offices and Zip Code)
________________________
(401) 475-8474
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	BALY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

EXPLANATORY NOTE

This filing provides additional information related to our Current Report on Form 8-K filed on March 24, 2021.

Item 7.01 Regulation FD Disclosure.

As previously reported, the Company experienced unprecedented challenges resulting from the COVID-19 pandemic but made substantial progress in our long-term growth and diversification strategy with the objective to be one of the leading omni-channel gaming and interactive entertainment companies in the U.S. Although the first quarter has not yet closed, in order to provide additional information to our investors, the Company is estimating revenue for the first quarter through February 2021 to be in the range of $110 to $115 million. These results are more in line with our results during late third quarter and early fourth quarter prior to the second wave of closures relating to COVID-19. While the Company cannot predict when the effects of the pandemic will dissipate and expects it will be a gradual process, subject to usual seasonality, we believe that revenue at our brick and mortar casinos should continue to improve over the course of this year.

The foregoing contains a preliminary estimate of our revenue based on currently available information and is subject to completion of our financial closing procedures. Our financial closing procedures for the first quarter are not yet complete and, as a result, our actual results may differ materially from this estimate. This estimate should not be viewed as a substitute for our full first quarter financial statements prepared in accordance with U.S. generally accepted accounting principles. Further, the foregoing is not intended, and is not to be construed, as a profit forecast, profit estimate or quantified benefits statement for any period and should not be interpreted to mean that earnings or earnings per share for the Company for the current or future financial years would necessarily match or exceed the historical published earnings or earnings per share as a result of various factors, including, but not limited to those discussed in “Risk Factors” and “Forward –Looking Statements” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 as filed with the SEC on March 10, 2021. You should not place undue reliance on our estimate or other forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY'S CORPORATION
By:	/s/ Stephen H. Capp
Name:	Stephen H. Capp
Title:	Executive Vice President and Chief Financial Officer

Date: March 25, 2021